UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2026
Magnera Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9335 Harris Corners Pkwy, Ste 300, Charlotte, North Carolina		28269
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	866-744-7380

 (N/A)
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MAGN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Shareholders, the Company’s shareholders voted upon the following three proposals, each of which is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on January 14, 2026. The final voting results for each proposal are as follows:

Proposal 1. The election of nine directors of the Board to serve until the Company’s 2027 Annual Meeting of Shareholders and until their successors are elected and qualified.

Each of the nine nominees for director was elected and the voting results are set forth below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Curtis L. Begle	27,119,498	45,206	3,873	2,883,319
Bruce Brown	26,908,241	253,214	7,122	2,883,319
Michael S. Curless	26,933,672	207,828	27,077	2,883,319
Thomas M. Fahnemann	27,125,126	36,320	7,131	2,883,319
Kevin M. Fogarty	27,058,534	97,318	12,725	2,883,319
Mary D. Hall	27,132,989	18,525	17,063	2,883,319
Samantha J. Marnick	26,949,181	193,645	25,751	2,883,319
C. Rick Rickertsen	27,051,482	99,594	17,501	2,883,319
Thomas E. Salmon	25,473,972	1,680,202	14,403	2,883,319

Proposal 2. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending September 26, 2026. The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
29,952,530	83,137	16,229	N/A

Proposal 3. Advisory approval of the Company’s fiscal year 2025 named executive officer compensation (“Say-on-Pay”). The proposal was approved by a vote of the shareholders as follows:
For	Against	Abstain	Broker Non-Votes
26,948,106	213,281	7,190	2,883,319

Item 9.01	Financial Statements and Exhibits.
d) Exhibits.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magnera Corporation
March 12, 2026	By:	/s/ Jill L. Urey
Jill L. Urey
Executive Vice President, General Counsel and Corporate Secretary